Exhibit 10.4
March 2, 2022

Mr. Stephen L. Cootey
c/o Red Rock Resorts, Inc.
1505 South Pavilion Center Drive
Las Vegas Nevada 89135

Re: Employment Agreement dated March 8, 2017 by and among Station Casinos LLC, Red Rock Resorts, Inc. and Stephen L. Cootey (the “Employment Agreement”).

This letter (this “Letter”) serves as confirmation that the Term of Employment (as defined in Section 2.2 of the Employment Agreement) is hereby amended as follows:

“2.2 Term of Employment. The Term of Employment shall commence upon the Execution Date and, unless earlier terminated pursuant to the provisions of this Agreement, shall terminate upon the close of business on the day immediately preceding the fifth anniversary of March 2, 2022.”

Aside from this, the Employment Agreement shall remain in full force and effect, with current compensation levels deemed to be reflected therein.

IN WITNESS WHEREOF, the undersigned have executed this Letter as of March 5, 2022.

Station Casinos LLC

By: /s/ Jeffrey T. Welch
Name: Jeffrey T. Welch
Title: EVP & CLO

Red Rock Resorts, Inc. (for itself and on behalf of Station Holdco LLC)

By: /s/ Jeffrey T. Welch
Name: Jeffrey T. Welch
Title: EVP & CLO

Stephen L. Cootey

/s/ Stephen L. Cootey